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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of D & K Healthcare Resources, Inc. ("Company") on Form 10-Q for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated:  May 9, 2005

                                       /s/ J. Hord Armstrong, III
                                       -----------------------------------------

                                       J. Hord Armstrong, III
                                       Chairman of the Board and Chief Executive
                                       Officer

                                       /s/ Thomas S. Hilton
                                       -----------------------------------------

                                       Thomas S. Hilton
                                       Senior Vice President and Chief Financial
                                       Officer

      A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.